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                                  EXHIBIT 99.4

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[LOGO OF POPULAR ABS, INC(SM)]                                  [LOGO OF FBR(R)]

                               POPULAR ABS 2005-1
                                M1 (AA) CASHFLOWS

PERIOD     DATE       PRINCIPAL      INTEREST     CASH FLOW        BALANCE
------   ---------   ------------   ----------   ------------   -------------
     0   28-Jan-05              -            -              -   44,060,000.00
     1   25-Feb-05              -   198,894.18     198,894.18   44,060,000.00
     2   25-Mar-05              -   198,894.18     198,894.18   44,060,000.00
     3   25-Apr-05              -   198,894.18     198,894.18   44,060,000.00
     4   25-May-05              -   198,894.18     198,894.18   44,060,000.00
     5   25-Jun-05              -   198,894.18     198,894.18   44,060,000.00
     6   25-Jul-05              -   198,894.18     198,894.18   44,060,000.00
     7   25-Aug-05              -   198,894.18     198,894.18   44,060,000.00
     8   25-Sep-05              -   198,894.18     198,894.18   44,060,000.00
     9   25-Oct-05              -   198,894.18     198,894.18   44,060,000.00
    10   25-Nov-05              -   198,894.18     198,894.18   44,060,000.00
    11   25-Dec-05              -   198,894.18     198,894.18   44,060,000.00
    12   25-Jan-06              -   198,894.18     198,894.18   44,060,000.00
    13   25-Feb-06              -   198,894.18     198,894.18   44,060,000.00
    14   25-Mar-06              -   198,894.18     198,894.18   44,060,000.00
    15   25-Apr-06              -   198,894.18     198,894.18   44,060,000.00
    16   25-May-06              -   198,894.18     198,894.18   44,060,000.00
    17   25-Jun-06              -   198,894.18     198,894.18   44,060,000.00
    18   25-Jul-06              -   198,894.18     198,894.18   44,060,000.00
    19   25-Aug-06              -   198,894.18     198,894.18   44,060,000.00
    20   25-Sep-06              -   198,894.18     198,894.18   44,060,000.00
    21   25-Oct-06              -   198,894.18     198,894.18   44,060,000.00
    22   25-Nov-06              -   198,894.18     198,894.18   44,060,000.00
    23   25-Dec-06              -   198,894.18     198,894.18   44,060,000.00
    24   25-Jan-07              -   198,894.18     198,894.18   44,060,000.00
    25   25-Feb-07              -   198,894.18     198,894.18   44,060,000.00
    26   25-Mar-07              -   198,894.18     198,894.18   44,060,000.00
    27   25-Apr-07              -   198,894.18     198,894.18   44,060,000.00
    28   25-May-07              -   198,894.18     198,894.18   44,060,000.00
    29   25-Jun-07              -   198,894.18     198,894.18   44,060,000.00
    30   25-Jul-07              -   198,894.18     198,894.18   44,060,000.00
    31   25-Aug-07              -   198,894.18     198,894.18   44,060,000.00
    32   25-Sep-07              -   198,894.18     198,894.18   44,060,000.00
    33   25-Oct-07              -   198,894.18     198,894.18   44,060,000.00
    34   25-Nov-07              -   198,894.18     198,894.18   44,060,000.00
    35   25-Dec-07              -   198,894.18     198,894.18   44,060,000.00
    36   25-Jan-08              -   198,894.18     198,894.18   44,060,000.00
    37   25-Feb-08              -   198,894.18     198,894.18   44,060,000.00
    38   25-Mar-08   1,293,164.79   198,894.18   1,492,058.97   42,766,835.21
    39   25-Apr-08   4,243,484.13   193,056.62   4,436,540.76   38,523,351.08
    40   25-May-08   1,436,201.66   173,900.83   1,610,102.49   37,087,149.42
    41   25-Jun-08     817,060.49   167,417.57     984,478.07   36,270,088.93
    42   25-Jul-08     798,855.08   163,729.23     962,584.30   35,471,233.85
    43   25-Aug-08     781,063.84   160,123.06     941,186.90   34,690,170.01
    44   25-Sep-08     763,678.44   156,597.21     920,275.65   33,926,491.57
    45   25-Oct-08     746,688.68   153,149.84     899,838.51   33,179,802.90
    46   25-Nov-08     730,085.30   149,779.16     879,864.46   32,449,717.59
    47   25-Dec-08     713,859.29   146,483.43     860,342.72   31,735,858.30
    48   25-Jan-09     698,001.81   143,260.95     841,262.77   31,037,856.49
    49   25-Feb-09     682,504.27   140,110.06     822,614.33   30,355,352.22
    50   25-Mar-09     667,358.28   137,029.12     804,387.40   29,687,993.94
    51   25-Apr-09     652,555.62   134,016.55     786,572.18   29,035,438.32
    52   25-May-09     638,088.32   131,070.81     769,159.12   28,397,350.00
    53   25-Jun-09     623,948.55   128,190.37     752,138.92   27,773,401.45
    54   25-Jul-09     610,128.70   125,373.76     735,502.46   27,163,272.76
    55   25-Aug-09     596,621.33   122,619.54     719,240.87   26,566,651.43
    56   25-Sep-09     583,419.18   119,926.29     703,345.47   25,983,232.25
    57   25-Oct-09     577,225.39   117,292.64     694,518.04   25,406,006.86
    58   25-Nov-09     557,771.81   114,686.95     672,458.76   24,848,235.05
    59   25-Dec-09     547,093.05   112,169.07     659,262.13   24,301,142.00
    60   25-Jan-10     533,338.59   109,699.41     643,037.99   23,767,803.41
    61   25-Feb-10     521,536.33   107,291.83     628,828.16   23,246,267.08
    62   25-Mar-10     510,021.56   104,937.52     614,959.09   22,736,245.52
    63   25-Apr-10     498,765.92   102,635.20     601,401.13   22,237,479.59
    64   25-May-10     487,770.31   100,383.69     588,154.00   21,749,709.28
    65   25-Jun-10     477,021.73    98,181.81     575,203.54   21,272,687.55
    66   25-Jul-10     466,514.47    96,028.46     562,542.93   20,806,173.08
    67   25-Aug-10     456,240.57    93,922.53     550,163.11   20,349,932.51
    68   25-Sep-10     446,199.53    91,862.99     538,062.52   19,903,732.98
    69   25-Oct-10     436,382.93    89,848.77     526,231.70   19,467,350.05
    70   25-Nov-10     426,786.80    87,878.86     514,665.66   19,040,563.25
    71   25-Dec-10     417,405.46    85,952.28     503,357.73   18,623,157.79
    72   25-Jan-11     408,233.98    84,068.04     492,302.02   18,214,923.81
    73   25-Feb-11     399,267.56    82,225.20     481,492.76   17,815,656.26
    74   25-Mar-11     390,501.47    80,422.84     470,924.31   17,425,154.79
    75   25-Apr-11     381,931.13    78,660.05     460,591.18   17,043,223.66
    76   25-May-11     373,552.06    76,935.95     450,488.01   16,669,671.60
    77   25-Jun-11     365,359.87    75,249.68     440,609.55   16,304,311.73
    78   25-Jul-11     357,350.30    73,600.38     430,950.68   15,946,961.43
    79   25-Aug-11     349,519.17    71,987.24     421,506.41   15,597,442.26
    80   25-Sep-11     341,862.39    70,409.45     412,271.85   15,255,579.86
    81   25-Oct-11     334,376.00    68,866.23     403,242.23   14,921,203.86
    82   25-Nov-11     327,056.11    67,356.80     394,412.91   14,594,147.76
    83   25-Dec-11     319,898.91    65,880.42     385,779.32   14,274,248.85
    84   25-Jan-12     312,900.71    64,436.34     377,337.04   13,961,348.14
    85   25-Feb-12     306,057.87    63,023.85     369,081.73   13,655,290.27
    86   25-Mar-12     299,366.88    61,642.26     361,009.14   13,355,923.39
    87   25-Apr-12     292,824.27    60,290.86     353,115.14   13,063,099.11
    88   25-May-12     286,426.68    58,969.01     345,395.69   12,776,672.43

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    89   25-Jun-12     280,170.81    57,676.03     337,846.84   12,496,501.61
    90   25-Jul-12     274,053.45    56,411.29     330,464.74   12,222,448.16
    91   25-Aug-12     268,071.46    55,174.17     323,245.63   11,954,376.70
    92   25-Sep-12     262,221.76    53,964.05     316,185.81   11,692,154.94
    93   25-Oct-12     256,501.37    52,780.34     309,281.71   11,435,653.56
    94   25-Nov-12     250,907.36    51,622.45     302,529.81   11,184,746.20
    95   25-Dec-12     245,436.87    50,489.81     295,926.68   10,939,309.33
    96   25-Jan-13     240,087.11    49,381.87     289,468.97   10,699,222.23
    97   25-Feb-13     234,855.35    48,298.07     283,153.42   10,464,366.88
    98   25-Mar-13     229,738.93    47,237.90     276,976.82   10,234,627.95
    99   25-Apr-13     224,735.25    46,200.82     270,936.06   10,009,892.70
   100   25-May-13     219,841.76    45,186.32     265,028.09    9,790,050.94
   101   25-Jun-13     215,056.00    44,193.92     259,249.92    9,574,994.94
   102   25-Jul-13     210,375.52    43,223.12     253,598.65    9,364,619.42
   103   25-Aug-13     205,797.97    42,273.45     248,071.42    9,158,821.44
   104   25-Sep-13     201,321.03    41,344.45     242,665.48    8,957,500.41
   105   25-Oct-13   8,957,500.41    40,435.65   8,997,936.06               -

ASSUMPTIONS
Pricing Speed
Static Libor
Run to call
No Losses

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.